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                                                                   Exhibit 10.23

                             EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made as of this 20th day of April, 1999, by and between Jaime Valdes, a resident of Monterrey, Mexico (the "Executive"), and Precision Auto Care, Inc., a Virginia corporation (the "Company").

                                  WITNESSETH:

     WHEREAS, on March 31, 1999 the Company granted to the Executive options to purchase 25,000 shares of the Company's common stock pursuant to the terms of the Company's 1999 Employee Stock Option Restricted Stock Plan (the "Stock Option Plan").

     WHEREAS, it was a condition to the grant of the options and the award of restricted shares to the Executive that the Stock Option Plan be approved by the Company's shareholders and that the Executive agree to terminate the terms of all employment agreements between the Executive and the Company, including, without limitation, the Employment Agreement between the Executive and the Company dated March 31, 1998, and to replace the terms of such employment agreements with the terms of this employment agreement.

     WHEREAS, the Executive desires to continue to provide his services to the Company and the Company desires to continue to employ the Executive upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and agreements contained herein, and intending to be legally bound, the parties hereby agree as follows:

     1.  Employment and Term.
         -------------------

     The Company will employ the Executive, and the Executive hereby accepts employment with the Company, for an initial term that shall be deemed to have commenced on April 1, 1998, and shall continue for a period of three (3) years thereafter until and including April 1, 2001, (the "Initial Term"), unless such employment is earlier terminated as provided herein. After expiration of the Initial Term, the Executive's employment under this Agreement shall continue for consecutive one-year terms unless either party notifies the other that it is terminating the agreement by giving the other party written notice at least 45 days prior to the termination of the Initial Term or applicable additional one-year term. In the event that a party notifies the other that it is terminating this Agreement in accordance with the preceding sentence, the Company shall not have any obligation to pay any severance benefit or other compensation to the Executive pursuant to Section 7 of this Agreement or otherwise.
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     2.  Duties.
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     The Executive shall serve in the capacity of Senior Vice President and
President - Latin American Division. During the term of his employment hereunder, the Executive shall devote his full business time and attention to the performance of his duties for the Company.

     3.  Compensation.
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          (a) Base Salary.  The Company shall pay the Executive, and the
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     Executive shall accept, as full compensation for all services rendered hereunder, a basic salary (the "Base Salary") and the other compensation and benefits provided hereunder. The Executive's Base Salary shall be at an annual rate of One Hundred Twenty Thousand Dollars (US $120,000), payable in approximately equal installments at such intervals as are consistent with the Company's pay periods for salaried executive employees. The Executive acknowledges that the Company is current in the payment of the Base Salary for all periods through and including the date of this Agreement.

          (b) Performance Bonus.  The Executive shall participate in bonus plans
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     and shall be entitled to receive bonuses thereunder, as may be approved by the Board of Directors in its discretion.

          (c)  Benefits.
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               (i) The Executive shall be eligible to participate in retirement, group insurance, medical, dental, vacation and any other plans or programs of substantially similar character as are made generally available to executive employees of the Company which do not duplicate the benefits otherwise specifically provided in this Agreement. All such benefits are to be provided by the Company, subject to the terms of any welfare or pension plan sponsored by the Company.

               (ii) The Company shall reimburse the Executive for all expenses incurred by him in the performance of his duties pursuant to this Agreement in accordance with the Company's policies concerning the reimbursement of expenses.

               (iii) Executive shall receive such other benefits and/or allowances as are permitted to him from time to time by the Board of Directors.

               (d) Restructuring of Payments. Notwithstanding anything in this Agreement to the contrary, in the event that, in the opinion of the Company's auditors, any payments of compensation to be made hereunder would be treated as "excess parachute payments" within the meaning of section 280G of the Internal Revenue Code as amended, the Company and the Executive shall use their best efforts to restructure any of the payments so as to avoid the imposition of excise tax upon the Executive and the loss of deduction for such payments by the Company.
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     4.  Confidentiality.
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     While employed by the Company under this Agreement and at all times thereafter, the Executive shall not, without the prior written consent of the Company, divulge to any third party or use for his own benefit or the benefit of any third party, or for any purpose other than the exclusive benefit of the Company, any confidential or proprietary business or technical information revealed, obtained or developed in the course of his employment with the Company or his duties performed for the Company or which is otherwise the property of the Company or any of its subsidiaries or affiliated companies; provided that, nothing contained herein shall restrict the Executive's use or disclosure of such information (i) in the proper course of conduct of the Company's business,
(ii) known generally to the public (other than that which he may have disclosed in breach of this Agreement) or (iii) as required by law so long as the Executive gives the Company prior notice of such required disclosure and cooperates with the Company in keeping the information confidential unless precluded from doing so by legal authority.

     5.  Covenant Not to Compete.
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         (a) The Executive shall not, within any geographical area while employed by the Company or while performing duties for the Company hereunder, and within the United States of America for two (2) years thereafter, directly or indirectly engage or become interested in (as owner, stockholder, partner, co-venturer, director, officer, employee, agent, consultant or otherwise) any business that engages in an auto care or manufacturing business of a type conducted by the Company or any of its subsidiaries during the term of this Agreement. Notwithstanding the foregoing, the Executive may hold as a passive investment up to five percent (5%) of the outstanding securities of any class of any publicly-held entity that engages in the auto care industry.

         (b) It is the desire and the intent of the parties that the provisions of this Section 5 shall be enforceable to the fullest extent permissible under applicable law and public policy. Accordingly, if this Section 5 or any portion thereof shall be adjudicated to be invalid or unenforceable, the length and scope of this Section 5 shall be reduced to the extent necessary so that this covenant may be enforced to the fullest extent possible under applicable law. The parties hereto do expressly authorize any court of competent jurisdiction or any arbitrator or panel of arbitrators convened in accordance with Section 6(b) of this Agreement to enforce any provision of this Section 5 or portion thereof or to modify any such provision or portion thereof in order that any such provision or portion thereof shall be enforced to the fullest extent permitted by applicable law.

     6.  Enforcement.
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         (a) Injunctive Relief. The parties recognize that, in the event of any breach by the Executive of any of the provisions of Section 4 or 5 hereof, the Company will suffer continuing and irreparable harm for which the Company will not have an adequate remedy at law. The Executive hereby waives any and all right to assert any claim or defense that the Company has an adequate remedy at law for any such breach. In recognition thereof, the Company and the Executive hereby agree that, in the event of any such breach, the Company will be entitled to seek injunctive relief or any other appropriate remedy to enforce such provisions. The parties further agree that this Section 6 shall not in any way limit remedies at law or in equity otherwise available to the Company. In the event the Company seeks injunctive relief and is unsuccessful on the merits, or terminates such action prior to entry of a judgment or other ruling on the merits, other than a termination of such action due to a settlement agreement between the Company and the Executive, the Company shall reimburse the Executive for his reasonable attorneys' fees.

         (b) Arbitration. In the event of any dispute between the parties under
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or relating to this Agreement or relating to the Executive's employment by the
Company, such dispute shall be submitted to and settled by arbitration in the Commonwealth of Virginia in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association then in effect, by an arbitrator or arbitrators selected in accordance with said rules. The arbitrator(s) shall have the right and authority to determine how their award or decision as to each issue and matter in dispute may be implemented or enforced. Any decision or award shall be final and conclusive on the parties; there shall be no appeal therefrom other than for claimed bias, fraud or misconduct by the arbitrator(s); judgment upon any award or decision may be entered in any court of competent jurisdiction in the Commonwealth of Virginia or elsewhere; and the parties hereto consent to the application by any party in interest to any court of competent jurisdiction for confirmation or enforcement of such award. The party against whom a decision or award is made shall pay the fees of the American Arbitration Association. Notwithstanding the foregoing, the Company, at its sole option, shall be entitled to elect to enforce its rights contemplated by
Section 6(a) hereof relating to breaches of Section 4 or 5 hereof by arbitration pursuant to a proceeding commenced by the Company in a court of competent jurisdiction in lieu of an arbitration proceeding.

     7.  Termination of Employment.
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         (a) Death.  The Executive's employment hereunder shall terminate in the
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event of Executive's death.  Except for any salary and benefits accrued, vested and unpaid as of the date of any such termination and except for any benefits to which the Executive or his heirs or personal representatives may be entitled under and in accordance with the terms of any employee benefit plan, policy or program maintained by the Company, the Company shall be under no further obligation hereunder to the Executive or his heirs or personal representatives, and the Executive or his heirs and personal representatives no longer shall be entitled to receive any payments or any other rights or benefits under this Agreement.

         (b) Disability.  The Company may terminate the Executive's employment
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hereunder for "Disability," if an independent physician mutually selected by the
Executive or his representative and the Board of Directors or its designee has determined that the Executive has been substantially unable to render to the Company services of the character contemplated by Section 2 of this Agreement, by reason of a physical or mental illness or other condition continuing for more than one hundred twenty (120) consecutive days or for shorter periods aggregating more than one hundred eighty (180) days in any period of twelve (12) consecutive months (excluding in each case days on which the Executive was on vacation). In the event of such Disability, the Executive shall be entitled to receive any salary and benefits accrued, vested and unpaid as of the date of any such termination and any benefits to which the Executive may be entitled under and in accordance with the terms of any employee benefit plan, policy or program maintained by the Company. The Company shall be under no further obligation hereunder to the Executive, and the Executive no longer shall be entitled to receive any other payments, rights or benefits under this Agreement.

         (c)   Termination by the Company for Cause. The Company may terminate
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the Executive's employment hereunder for "Cause." For purposes of this
Agreement, "Cause" shall mean any of the following:

               (i) The Executive's willful misconduct or gross negligence;

               (ii) The Executive's conscious disregard of his obligations hereunder;

               (iii) The Executive's conscious violation of any material provision of the Company's by-laws or of its other stated policies, standards or regulations; or

               (iv) A determination that the Executive has demonstrated a dependence upon any addictive substance, including alcohol, controlled substances, narcotics or barbiturates.

The Executive shall not be entitled to receive any payments or any other rights or benefits under this Agreement (except for any salary and benefits accrued, vested and unpaid as of the date of any such termination) or otherwise and the Company shall be under no further obligation hereunder to the Executive. Following any termination for Cause, the Company shall have such rights and remedies as may be available to it for any breach of this Agreement or otherwise.

     (d)  Termination by the Company other than for Cause.  The Company may
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terminate the Executive's employment hereunder at any time for any other reason,
such termination being effective upon receipt of written notice.   In the event
of such termination, the Executive shall be entitled to receive a severance benefit equal to Base Salary at the rate in effect at the time of termination for the lesser of (x) twelve (12) months and (y) the number of months remaining in the Initial Term (if it has not yet expired) or the number of months remaining in any additional one-year term arising thereafter, and shall also be entitled to receive any salary and benefits accrued, vested and unpaid as of the date of any such termination and any benefits to which the Executive may be entitled under and in accordance with the terms of any employee benefit plan, policy or program maintained by the Company. This severance benefit shall not be paid in the form of a lump sum and shall be paid over and during the applicable period of months in accordance with the Company's standard payroll practices. The Company shall be under no further obligation hereunder to the Executive and the Executive shall not be entitled to receive any payments or any other rights or benefits under this Agreement or otherwise.

     (e) Termination by the Executive for Good Reason.  Notwithstanding anything
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herein to the contrary, the Executive shall be entitled to terminate his employment
hereunder for "Good Reason" without breach of this Agreement. For purposes of this Agreement, "Good Reason" shall exist in the event of any of the following:

               (i) A change in the Executive's place of employment outside of a 100-mile radius of Loudoun County, Virginia;

               (ii) A material diminution in title or a substantial elimination of the duties and responsibilities of the Executive; or

               (iii) A material breach by the Company of its obligations hereunder; or

               (iv) The Executive shall cease to be the Senior Vice President of the Company following a "change in control" of the Company. For purposes of this
Section 7(e)(iv), a "change in control of the Company" shall mean (A) the acquisition, directly or indirectly, by any "person" (as such term is defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 as in effect on the date hereof), of voting power over voting shares of the Company that would entitle holders thereof to cast at least fifty percent (50%) of the votes that all shareholders would be entitled to cast in the election of directors of the Company; or (B) during any period of two consecutive years during the Initial Term of this Agreement, individuals who at the beginning of such period constitute the Company Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who is not a director at the beginning of such period shall have been approved in advance by directors representing at least a majority of the directors then in office who are directors at the beginning of such period.

     In the event of such termination by the Executive, the Executive shall nonetheless be entitled to receive a severance benefit equal to Base Salary at the rate stated in, and payable in the manner contemplated by, Section 7(d) of this Agreement. Except for such severance benefit and except for any salary and benefits accrued, vested and unpaid as of the date of such termination, the Executive no longer shall be entitled to receive any payments or any other rights or benefits under this Agreement, and the Company shall have no further obligation hereunder or otherwise to the Executive following any such termination.

     (f) Termination by the Executive for other than Good Reason.  The Executive
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may terminate his employment hereunder at any time for any other reason, provided the Executive has given the Company ninety (90) days' written notice of termination, termination being effective upon expiration of the notice period. In the event of such termination, the Executive shall be entitled to receive any salary and benefits accrued, vested and unpaid as of the date of any such termination and any benefits to which the Executive may be entitled under and in accordance with the terms of any employee benefit plan, policy or program maintained by the Company. The Company shall be under no further obligation hereunder to the Executive and the Executive no longer shall be entitled to receive any other payments, rights or benefits under this Agreement or otherwise.

     (g) Pro-Rata Bonus.  Whenever, pursuant to this Section 7, the Executive is
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entitled, upon the termination of his employment, to receive "salary...accrued, vested and unpaid
as of the date of any such termination", the amount due him may include a pro-rata performance bonus, if it would be appropriate to calculate a pro-rata portion of a performance bonus in accordance with the provisions of any bonus plan which may have been implemented in accordance with Section 3(b) hereof.

     8.  Place of Employment.  The Company agrees that the principal location at
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which the Executive is to render his services hereunder will be Monterrey,
Mexico unless a modification is understood and agreed to in writing by Executive and Company.

     9.  Withholding.  Notwithstanding anything herein to the contrary, all
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payments required to be made hereunder by the Company to the Executive, or his estate or beneficiaries, shall be subject to the withholding of such amounts as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

     10. Survival.  This Agreement shall survive any termination of the
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Executive's employment hereunder unless otherwise provided herein.

     11. Miscellaneous.
         -------------

         (a) Successors and Assigns. The Company may assign this Agreement to,
             ----------------------
and only to, an entity which is owned more than fifty percent (50%), directly or indirectly, by the Company, and any person or entity which acquires all or substantially all of the Company's business, and, subject to the foregoing, upon such assignment this Agreement shall inure to the benefit of and be binding upon such entity. This Agreement shall not be assignable by the Executive and shall inure to the benefit of and be binding upon him and his personal representative and other legal representatives. It is understood that this Section 11(a) shall not affect the right of the Executive to terminate his employment for "Good Reason" pursuant to Section 7(e) hereof.

         (b) Notice.  Any notice or communication required or permitted under
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this Agreement shall be made in writing or sent by certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

If to the Executive:

(insert Jaime's home address)

__________________________________

__________________________________

__________________________________

If to the Company:

Precision Auto Care, Inc.
748 Miller Drive, S.E.
P.O. Box 5000
Leesburg, Virginia 20175
Attention:   President

or to such other address as either party may from time to time duly specify by notice given to the other party in the manner specified above. Notice shall be deemed given when received by the other party, including by his or its agent.

     (c) Entire Agreement; Amendments.  This Agreement contains the entire
         ----------------------------
agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior discussions, agreements and understandings relating thereto between them. This Agreement may not be changed or modified, except by an agreement in writing executed by the Company, with the approval of its Board of Directors or its designee, and by the Executive.

     (d) Waiver.  The waiver of a breach of any term or provision of this
         ------
Agreement shall not operate as or be construed to be a waiver of any other or subsequent breach of this Agreement.

     (e) Governing Law.  All questions concerning the construction, validity,
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enforcement and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the Commonwealth of Virginia applicable to contracts made and wholly to be performed in such state, without regard to choice of law principles.

     (f) Severability.  In the event that any one or more of the provisions
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contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable, in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Agreement. Such invalid, illegal or unenforceable provision(s) shall be deemed modified to the extent necessary to make it (them) valid, legal and enforceable.

     (g) Indemnification.  The Executive shall be entitled to the benefit of the
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indemnification provided by the Charter and the Bylaws of the Company; provided that the Company shall be permitted to amend such provisions from time to time so long as the Executive, to the extent permitted by applicable law, is afforded indemnification at least as favorable as that provided by the Charter and Bylaws as in effect on the date hereof.

     (h) Captions.  All captions and section headings used herein are for
         --------
convenient reference only and do not form a part of this Agreement.

     (i) Counterparts.  This Agreement may be executed in counterparts, each of
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which shall constitute one and the same Agreement.

     (j) Computation of Time.  In computing any period of time pursuant to this
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Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday. Likewise, if the period of time concludes on a Saturday, Sunday or a legal holiday, the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

     (k) Pronouns and Plurals.  All pronouns and any variations thereof shall be
         --------------------
deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

     (l) Prior Agreements. The Executive and the Company confirm that the terms
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of this Employment Agreement shall supersede and replace in all respects all of the terms and conditions set forth in any previous employment agreement between the Executive and the Company, including, without limitation, the Employment Agreement dated July 1, 1998.


     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                      PRECISION AUTO CARE, INC.


                                      _______________________________
                                      Charles L. Dunlap
                                      President and CEO


                                      EXECUTIVE


                                      _______________________________
                                      Jaime Valdes